UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2012

Illumina, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-35406	33-0804655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, California		92122
(Address of principal executive offices)		(Zip Code)

(858) 202-4500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 31, 2012, Illumina, Inc. (the “Company”) issued a press release regarding, among other things, (i) the submission by CKH Acquisition Corp. (“CKH”), an indirect wholly owned subsidiary of Roche Holding Ltd, of a slate of four nominees for election to the Company’s Board of Directors at the Company’s 2012 Annual Meeting of Stockholders and five alternate nominees and (ii) a proposal by CKH to increase the size of the Company’s Board of Directors. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press Release, dated January 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Illumina, Inc.

By:	/s/ Christian G. Cabou
Name:	Christian G. Cabou
Title:	Senior Vice President & General Counsel

Date: January 31, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 31, 2012.